SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[X]	Definitive Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Marvell Technology Group LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	Fee not required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

MARVELL TECHNOLOGY GROUP LTD.

4th Floor
Windsor Place
22 Queen Street
P.O. Box HM 1179
Hamilton HM EX
Bermuda

May 21, 2002

Dear Shareholder:

      You are cordially invited to attend the 2002 Annual General Meeting of Shareholders of Marvell Technology Group Ltd., a Bermuda corporation, scheduled to be held at the offices of the Company’s subsidiary, Marvell Semiconductor, Inc., 700 First Avenue, Sunnyvale, California 94089, on Friday, June 21, 2002 at 2:00 p.m. local time.

      As described in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement, shareholders will be asked to vote on the election of Class 2 directors for the Company and to appoint PricewaterhouseCoopers LLP as the Company’s independent accountants for the Company’s 2003 fiscal year and to authorize the Board of Directors to fix the accountant’s remuneration. Directors and executive officers of the Company will be present at the Annual General Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

      Your vote is very important, regardless of the number of shares you own. I encourage you to vote your proxy as soon as possible. Whether or not you plan to attend the Annual General Meeting in person, I encourage you to sign, date and promptly return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Annual General Meeting and vote in person even if you have previously returned your proxy card.

      On behalf of the Board of Directors and all of the employees of the Company, I wish to thank you for your continued support of the Company.

Sincerely yours,

/s/ SEHAT SUTARDJA

SEHAT SUTARDJA
Co-Chairman of the Board, President and
Chief Executive Officer

MARVELL TECHNOLOGY GROUP LTD.

4th Floor
Windsor Place
22 Queen Street
P.O. Box HM 1179
Hamilton HM EX
Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held on June 21, 2002

       The 2002 Annual General Meeting of Shareholders of Marvell Technology Group Ltd., a Bermuda corporation, will be held at the offices of the Company’s subsidiary, Marvell Semiconductor, Inc., 700 First Avenue, Sunnyvale, California 94089, on Friday, June 21, 2002 at 2:00 p.m. local time, subject to adjournment or postponement by the Board of Directors, for the following purposes:

1. To elect three directors constituting Class 2 of the Company’s Board of Directors, each to hold office for a three-year term and until their successor is duly elected and qualified;

2. To re-appoint PricewaterhouseCoopers LLP as the independent accountants of the Company for the Company’s 2003 fiscal year ending February 1, 2003 and to authorize the Board of Directors to fix the auditor’s remuneration; and

3. To transact such other business as may properly come before the Annual General Meeting or any or all adjournments or postponements thereof.

      Only holders of record of common stock of the Company on May 3, 2002, will be entitled to notice of, and to vote at, the Annual General Meeting and any adjournment or postponement thereof.

      In order to constitute a quorum for the conduct of business at the Annual General Meeting, it is necessary that holders of a majority of all outstanding shares of common stock be present in person or be represented by proxy. Your attention is invited to the accompanying proxy statement. To assure your representation at the Annual General Meeting, please date, sign and mail the enclosed proxy, for which a return envelope is provided. Execution of a proxy will not in any way affect a shareholder’s right to attend the Annual General Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised.

By order of the Board of Directors

/s/ WEILI DAI

WEILI DAI
Secretary

Sunnyvale, California

May 21, 2002

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     If you have any questions, or have any difficulty voting your shares, please contact Matthew Gloss at (408) 222-2500.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS To Be Held on June 21, 2002
PROXY STATEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RE-APPOINTMENT OF INDEPENDENT ACCOUNTANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
STOCK PRICE PERFORMANCE GRAPH
INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS
RELATED PARTY TRANSACTIONS
SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL GENERAL MEETING
OTHER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT ON FORM 10-K

MARVELL TECHNOLOGY GROUP LTD.

4th Floor
Windsor Place
22 Queen Street
P.O. Box HM 1179
Hamilton HM EX
Bermuda

PROXY STATEMENT
ANNUAL GENERAL MEETING OF SHAREHOLDERS
June 21, 2002

INTRODUCTION

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of Marvell Technology Group Ltd., a Bermuda corporation (“Marvell” or the “Company”), of proxies for use at the 2002 Annual General Meeting of Shareholders of the Company scheduled to be held at the offices of the Company’s subsidiary, Marvell Semiconductor, Inc., 700 First Avenue, Sunnyvale, California 94089, on Friday, June 21, 2002 at 2:00 p.m. local time, and at any and all postponements and adjournments thereof.

INFORMATION REGARDING VOTING AT THE ANNUAL GENERAL MEETING

General

      At the Annual General Meeting, the shareholders of the Company are being asked to consider and to vote upon (1) the election of the three directors constituting Class 2 of the Board of Directors nominated by the Company’s Board of Directors to serve until the Annual General Meeting of Shareholders to be held in calendar year 2005 (see “Election of Directors” at page 4 of this proxy statement) and (2) the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for its 2003 fiscal year and to authorize the Board of Directors to fix the accountant’s remuneration (see “Appointment of Independent Accountants” at page 7 of this proxy statement). Shares represented by properly executed proxies received by the Company will be voted at the Annual General Meeting in the manner specified therein or, if no instructions are marked on the proxy card, FOR each of the director nominees identified on such card and FOR the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the Company’s 2003 fiscal year and to authorize the Board of Directors to fix the accountant’s remuneration. Although management does not know of any other matter to be acted upon at the Annual General Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment with respect to any other matters that may properly come before the Annual General Meeting.

      The approximate date on which this proxy statement and the enclosed proxy card are first being sent to shareholders is May 21, 2002.

Principal Executive Office

      The mailing address of the principal executive offices of the Company is 4th Floor, Windsor Place, 22 Queen Street, P.O. Box HM 1179, Hamilton HM EX, Bermuda, and our telephone number there is (441) 296-6395.

Record Date and Voting

      May 3, 2002 has been set as the record date for the Annual General Meeting. Only shareholders of record on Friday, May 3, 2002, will be entitled to notice of and to vote at the Annual General Meeting. On the record date, 119,377,196 shares of the Company’s common stock, par value $0.002 per share, were outstanding. Each share of outstanding common stock is entitled to one vote on each matter to be voted on at the Annual General Meeting.

      The presence, in person or by proxy, of the holders of at least a majority of the voting power of the stock issued and outstanding and entitled to vote is necessary to constitute a quorum at the Annual General Meeting. In the event there are not sufficient votes for a quorum at the time of the Annual General Meeting, the Annual General Meeting may be adjourned in order to permit the further solicitation of proxies.

      Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor or withheld. Directors are elected by plurality, and therefore votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders other than the election of directors, thus having the effect of a negative vote, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved and therefore will have no effect on the outcome of such matter, subject to limited exceptions. Any shareholder proposals that properly come before the Annual General Meeting require, in general, the affirmative vote of a majority of the voting power of the shares of common stock present, in person or represented by proxy, at the Annual General Meeting and entitled to vote on the subject matter.

      Shareholders should complete and return the proxy card as soon as possible. To be valid, the proxy card must be completed in accordance with the instructions on it and received at the address set forth below by 1:00 p.m., local time, on June 21, 2002:

Marvell Technology Group Ltd.
c/o First Union National Bank
Attn: Proxy Tabulation NC-1153
P.O. Box 217950
Charlotte, NC 28254-3555
U.S.A.

No postage is required if the proxy is mailed in the enclosed envelope within the United States to the United States address set forth above.

Revocation of Proxies

      Execution of a proxy will not in any way affect a shareholder’s right to attend the Annual General Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised. A proxy may be revoked by either:

•	delivering to the Secretary of the Company, prior to the commencement of the Annual General Meeting, either a written notice of revocation or a duly executed proxy bearing a later date at the address set forth above; or

•	voting in person at the Annual General Meeting.

Solicitation

      The Company is making this solicitation, and the cost of preparing, assembling and mailing the Notice of Annual General Meeting of Shareholders, this Proxy Statement and the enclosed proxy card will be paid by the Company. Following the mailing of this proxy statement, directors, officers and other employees of the Company may solicit proxies by mail, telephone, e-mail or in person. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith.

PRESENTATION OF FINANCIAL STATEMENTS

      In accordance with Section 84 of the Companies Act 1981 of Bermuda and Bye-Law 73 of the Company, the Company’s audited consolidated financial statements for the fiscal year ended February 2, 2002 will be presented at the Annual General Meeting. These statements have been approved by the Company’s directors. There is no requirement under Bermuda law that such statements be approved by shareholders, and no such approval will be sought at the meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      The Company’s Amended and Restated Bye-Laws provide for two or more directors. As of May 3, 2002, the number of directors of the Company was changed from ten to nine, upon the Board’s acceptance of Avigdor Willenz’s retirement from its ranks. The Board of Directors remains divided into three classes with each class having three members. One class of the Board of Directors is elected each year. At the Annual General Meeting, shareholders of the Company will be asked to vote on the election of three directors as Class 2 directors. All directors elected at the Annual General Meeting will be elected to three-year terms and will serve until their successors have been duly elected and qualified.

Nominees for Election

      Set forth below is the names of the persons nominated by the Company’s Board of Directors for election as Class 2 directors at the Annual General Meeting. The information set forth below as to the nominees has been furnished by the nominees.

		Class of
Name	Age	Director	Current Occupation

Diosdado P. Banatao(1)(2)	55	2	Co-Chairman of the Board since October 1995. Mr. Banatao is currently the managing partner of Tallwood Venture Capital which he founded in June 2000. He was a venture partner in Mayfield Fund, a venture capital fund, from 1998 to until June 2000. Prior to joining Mayfield Fund, Mr. Banatao founded S3, Incorporated, a designer and manufacturer of graphics and video accelerators for personal computers and related peripheral products, where he served as President and Chief Executive Officer from 1989 until 1992 and Chairman from 1992 to 1998. Mr. Banatao holds a Bachelor of Science degree in Electrical Engineering from the Mapua Institute of Technology and a Master of Science degree in Electrical Engineering and Computer Science from Stanford University.
Kuo Wei (Herbert) Chang(1)(2)	40	2	A Director since November 1996. Since April 1996, Mr. Chang has been President of InveStar Capital, Inc., a technology venture capital management firm based in Taiwan. Since February 1998, Mr. Chang has also been the managing member of Forefront Associates LLC, which is the general partner of Forefront Venture Partners, L.P. From 1994 to 1996, Mr. Chang was Senior Vice President of WK Technology Fund, a venture capital fund. Mr. Chang serves as a director for Oplink Communications, Inc. Mr. Chang holds a Bachelor of Science degree from National Taiwan University and a Master of Business Administration degree from National Chiao-Tung University in Taiwan.

		Class of
Name	Age	Director	Current Occupation

Ronald D. Verdoorn(2)	51	2	A Director since January 1998. Since January 1999, Mr. Verdoorn has served as Executive Vice President of Global Operations for Affymetrix, Inc., a company specializing in the development of technology for acquiring and managing complex genetic information for use in biomedical research, genomics and clinical diagnostics. From 1997 to 1999, Mr. Verdoorn served as an independent consultant to the hard disk drive industry. From 1983 to 1997, Mr. Verdoorn held a number of positions with Seagate Technology, Inc., most recently as Executive Vice President and Chief Operating Officer of Storage Products. Mr. Verdoorn holds a Bachelor of Arts degree in Sociology from Linfield College.

(1)	Member of the Compensation Committee.

(2)	Member of the Audit Committee.

      The Company has been advised by each nominee named in this proxy statement that he is willing to be named as such herein and is willing to serve as a director if elected. However, if any of the nominees should be unable to serve as a director, the enclosed proxy will be voted in favor of the remainder of those nominees not opposed by the shareholder on such proxy and may be voted for a substitute nominee selected by the Board of Directors.

Board Recommendation and Required Vote

      The Board of Directors recommends that you vote FOR all of the nominees for director identified above. Unless authority to do so is withheld, the proxy holders named in each proxy will vote the shares represented thereby FOR the election of all of the nominees for director named above. Assuming the presence of a quorum, directors will be elected by a plurality of the votes of the shares present and entitled to vote at the Annual General Meeting. Because directors are elected by plurality, abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome.

Other Directors

      The following table sets forth certain information with respect to the other directors of the Company. The information as to each director has been furnished by the director.

		Class of	Term
Name of Director	Age	Director	Expires	Current Occupation

Sehat Sutardja(1)	40	3	2003	A co-founder of the Company, Dr. S. Sutardja has served as its President since inception in January 1995 and as its Co-Chairman of the Board and Chief Executive Officer since August 1995. In addition, he has served as President, Chief Executive Officer and a Director of Marvell Semiconductor, Inc. since its inception. Dr. Sutardja received his Master of Science and Ph.D. degrees in Electrical Engineering and Computer Science from the University of California at Berkeley. Dr. Sutardja is the husband of Weili Dai and the brother of Dr. Pantas Sutardja.

		Class of	Term
Name of Director	Age	Director	Expires	Current Occupation

Weili Dai(1)	40	3	2003	A co-founder of the Company, Ms. Dai has served as its Vice President and one of its directors since inception in January 1995, its Executive Vice President since 1996 and its Secretary since June 2000. Ms. Dai was Vice President of the Company from its inception until 1996. Ms. Dai has also served as Executive Vice President and Director for Marvell Semiconductor, Inc. since its inception. Ms. Dai also holds the position of Executive Vice President of the Communications Business Group of Marvell Semiconductor, Inc. Ms. Dai holds a Bachelor of Science degree in Computer Science from the University of California at Berkeley. Ms. Dai is the wife of Dr. Sehat Sutardja.
Pantas Sutardja	39	3	2003	A co-founder of the Company, Dr. P. Sutardja has served as its Vice President and one of its directors since inception in January 1995, and as Chief Technology Officer for Marvell Semiconductor, Inc. since 1999. Dr. Sutardja was Vice President of Engineering for Marvell Semiconductor, Inc. from its inception until 1999. Dr. Sutardja has also been a Director of Marvell Semiconductor, Inc. from its inception. Dr. Sutardja holds Bachelor of Science, Master of Science and Ph.D. degrees in Electrical Engineering and Computer Science from the University of California at Berkeley. Dr. Sutardja is the brother of Dr. Sehat Sutardja.
John M. Cioffi(2)	45	1	2004	Director since March 2000. Dr. Cioffi has been a professor of Electrical Engineering at Stanford University since 1986. In 1991, he founded Amati Communications Corporation, which designs and manufactures modems for Asymmetric Digital Subscriber Lines, and served as the Chief Technology Officer and Vice President until the company’s acquisition by Texas Instruments, Inc. in 1998. Dr. Cioffi is an IEEE fellow and serves as a director for ITEX.
Paul R. Gray(2)	59	1	2004	Director since March 2000. Since July 2000, Dr. Gray has served as Executive Vice Chancellor and Provost at the University of California at Berkeley. During his 28-year tenure with the University, Dr. Gray has held numerous administrative posts, including Director of the Electronics Research Laboratory, Vice Chairman of the EECS Department for Computer Resources, Dean of the College of Engineering and Chairman of the Department of Electrical Engineering and Computer Sciences.

		Class of	Term
Name of Director	Age	Director	Expires	Current Occupation

Manuel Alba	46	1	2004	Director and Vice President of Strategy and Business Development of the Communications Business Group of Marvell Semiconductor, Inc., since January 2001. From April 1994 until the acquisition of Galileo Technology Ltd. by the Company in January 2001, Mr. Alba served as a director and the President of Galileo Technology Ltd. and as President of Galileo Technology, Inc. Mr. Alba holds a Bachelor of Science degree in Electrical Engineering from the National Polytechnic Institute in Mexico City, a Master of Science degree in Electrical Engineering from the University of Southern California and a Master of Business Administration degree from the University of Santa Clara.

(1)	Member of the Stock Option Committee.

(2)	Member of the Compensation Committee.

PROPOSAL NO. 2

RE-APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      In accordance with Section 89 of the Companies Act 1981 of Bermuda, the Company’s shareholders have the authority to appoint the Company’s independent accountants and to authorize the Board of Directors to fix the accountants’ remuneration. At the meeting, shareholders will be asked to re-appoint PricewaterhouseCoopers LLP as the Company’s independent accountants and to authorize the Board of Directors to fix their remuneration.

Board Recommendation

      The Board of Directors recommends that you vote FOR the re-appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the 2003 fiscal year and to authorize the Board of Directors to fix the remuneration of PricewaterhouseCoopers LLP. The affirmative vote of the holders of common stock representing a majority of the voting power of the outstanding common stock, present or represented by proxy and voting at the Annual General Meeting, is required to appoint PricewaterhouseCoopers LLP and to authorize the Board of Directors to fix their remuneration. In the event that the shareholders do not appoint independent accountants at the Annual General Meeting, the Board of Directors are required under Bermuda law to forthwith appoint independent accountants and will do so.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of May 3, 2002 except as noted otherwise, for:

•	each person known by the Company to own beneficially more than 5% of the Company’s outstanding shares;

•	each director, director nominee and executive officer named in the Summary Compensation Table on page 15 of this proxy statement; and

•	all directors and executive officers as a group.

      Unless otherwise indicated, the address of each person owning more than 5% of our outstanding shares is c/o Marvell Semiconductor, Inc., 700 First Avenue, Sunnyvale, CA 94089.

	Shares Beneficially
	Owned(1)

Name and Address of Beneficial Owner	Number	Percent

Sehat Sutardja(2)	24,092,312	20.2%
Weili Dai(2)	24,092,312	20.2%
Pantas Sutardja(3)	11,486,000	9.6%
George Hervey(4)	228,660	*
Manuel Alba(5)	790,160	*
Diosdado P. Banatao(6)	5,136,375	4.3%
635 Waverley Street Palo Alto, CA 94301
Kuo Wei (Herbert) Chang(7)	5,685,632	4.8%
3600 Pruneridge Avenue, Suite 300 Santa Clara, CA 95051
John M. Cioffi(8)	202,000	*
Paul R. Gray(9)	154,000	*
Ron Verdoorn(10)	324,312	*
Executive Officers and Directors as a Group (10 persons)(11)	48,099,451	40.3%
FMR Corp.(12)	12,631,700	10.6%
82 Devonshire Street Boston, MA 02109
Putnam Investments LLC(13)	11,738,696	9.8%
One Post Office Square Boston, MA 02109
Entities Affiliated with InveStar Capital, Inc.(14)	5,308,016	4.4%
3600 Pruneridge Avenue, Suite 300 Santa Clara, CA 95051

*	Less than one percent.

**	The percentage of beneficial ownership for the following table is based on 119,377,196 shares of the common stock outstanding on May 3, 2002.

(1)	Unless otherwise indicated, to the Company’s knowledge, all persons listed have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. The number of shares beneficially owned by each shareholder is determined in accordance with the rules of the Securities and Exchange Commission and are not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock that the shareholder has sole or shared voting of investment power and any shares of common stock that the shareholder has a right to acquire within 60 days after April 30, 2002 through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of common stock. The amounts shown are based on information furnished by the people named.

(2)	Dr. Sehat Sutardja and Ms. Dai are husband and wife. The share number includes 8,950,000 shares held by Dr. Sutardja, of which Ms. Dai may be deemed to be a beneficial owner, although Ms. Dai disclaims such beneficial ownership; 8,950,000 shares held by Ms. Dai, of which Dr. Sutardja may be deemed to be a beneficial owner, although Dr. Sutardja disclaims such beneficial ownership; 92,312 shares jointly held by Dr. Sutardja and Ms. Dai; and 6,100,000 shares held by the Sutardja Family Partners of which Dr. Sutardja and Ms. Dai are the general partners. Dr. Sutardja and Ms. Dai disclaim beneficial ownership of the 6,100,000 shares held by the Sutardja Family Partners, except to the extent of their pecuniary interest, if any.

(3)	Includes 4,000 shares held by Dr. Pantas Sutardja’s mother-in-law. Dr. Sutardja disclaims beneficial ownership of the shares held by his mother-in-law, except to the extent of his pecuniary interest, if any.

(4)	Includes 225,999 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 3, 2002.

(5)	Includes 26,690 shares held Mr. Alba’s wife; and 58,671 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 3, 2002. Mr. Alba disclaims beneficial ownership of the shares held by his wife, except to the extent of his pecuniary interest, if any.

(6)	Includes 1,692,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 3, 2002; 1,871,747 shares held by the Diosdado and Maria C. Banatao Trust of which Mr. Banatao is co-trustee; 180,680 shares held by Tallwood Partners, of which the Diosdado and Maria C. Banatao Trust is the general partner; and 16,948 shares held by Mr. Banatao’s daughter. Mr. Banatao disclaims beneficial ownership of the shares held by his daughter, except to the extent of his pecuniary interest, if any.

(7)	Includes 12,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 3, 2002; and includes 260,000 shares held by InveStar Dayspring Venture Capital, Inc.; 50,000 shares held by InveStar Excelsus Venture Capital (Int’l), Inc.; 3,413,220 shares held by InveStar Semiconductor Development Fund, Inc.; 1,534,000 shares held by InveStar Burgeon Venture Capital, Inc.; 184,616 shares held by Forefront Venture Partners, L.P.; and 50,796 shares held by InveStar Capital, Inc. Mr. Chang is the President of InveStar Capital, Inc., which is the investment manager of each of InveStar Dayspring Venture Capital, Inc., InveStar Excelsus Venture Capital (Int’l), Inc., InveStar Semiconductor Development Fund, Inc., and InveStar Burgeon Venture Capital, Inc. Mr. Chang is also the managing director of Forefront Associates LLC, which is the general partner of Forefront Venture Partners, L.P. Mr. Chang disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest, if any.

(8)	Includes 102,000 shares acquired upon exercise of an option to purchase shares, which shares will not be fully vested within 60 days after May 3, 2002, and which, until fully vested, are subject to repurchase by the Company in the event of termination of Mr. Cioffi’s services as a non-employee director of the Company.

(9)	Includes 124,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 3, 2002. Of the 112,000 shares subject to stock options, the options with respect to 90,000 shares will not be fully vested within 60 days after May 3, 2002, and which, until fully vested, if exercised, would be subject to repurchase by the Company in the event of termination of Mr. Gray’s services as a non-employee director of the Company.

(10)	Includes 312,312 shares held by the Ron Verdoorn Family Trust of which Mr. Verdoorn is the trustee. Also includes 88,500 shares acquired upon exercise of an option to purchase shares, which shares will not be fully vested within 60 days after May 3, 2002, and which, until fully vested, are subject to repurchase by the Company in the event of termination of Mr. Verdoorn’s services as a non-employee director of the Company.

(11)	Includes 2,248,932 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after May 3, 2002. Includes 166,500 shares acquired upon exercise of options to purchase shares, which shares will not be fully vested within 60 days after May 3, 2002, and which, until fully vested, are subject to repurchase by the Company in the event of termination of the services of the applicable shareholder as a non-employee director of the Company.

(12)	FMR Corp. beneficially owns through its affiliates (Fidelity Management and Research Company and Fidelity Management Trust Company, each a wholly owned subsidiary of FMR Corp. and Edward C. Johnson 3d, Chairman of FMR Corp. and members of his family), 136,800 shares with respect to which it possesses sole voting power and 12,631,700 shares with respect to which it possesses sole dispositive power. This information is based on a Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission on February 14, 2002.

(13)	Putnam Investments, LLC and Marsh & McLennan Companies, Inc. beneficially own 11,738,696 shares, 616,055 shares for which Putnam Investments, LLC possesses shared voting power, and 11,738,696 shares for which it possesses shared dispositive power; 10,687,927 shares for which Putnam Investment Management, LLC possesses shared dispositive power and 1,050,769 shares beneficially held by The Putnam Advisory Company, LLC, 616,055 shares for which it possesses shared voting power, and 1,050,769 shares for which it possesses shared dispositive power. This is based on a Schedule 13G filed by Putman Investments, LLC with the Securities and Exchange Commission on February 13, 2002.

(14)	Includes 260,000 shares held by InveStar Dayspring Venture Capital, Inc., 50,000 shares held by InveStar Excelsus Venture Capital (Int’l), Inc., 3,413,220 shares held by InveStar Semiconductor Development Fund, Inc., 1,534,000 shares held by InveStar Burgeon Venture Capital, Inc., and 50,796 shares held by InveStar Capital, Inc. Mr. Kuo Wei (Herbert) Chang is the President of InveStar Capital, Inc., which is the investment manager of each of InveStar Dayspring Venture Capital, Inc., InveStar Excelsus Venture Capital (Int’l), Inc., InveStar Semiconductor Development Fund, Inc., and InveStar Burgeon Venture Capital, Inc. InveStar Capital, Inc. disclaims beneficial ownership of the shares held by InveStar Dayspring Venture Capital, Inc., InveStar Excelsus Venture Capital (Int’l), Inc., InveStar Semiconductor Development Fund, Inc. and InveStar Burgeon Venture Capital, Inc., except to the extent of its pecuniary interest, if any. This information is based upon records provided to the Company by Mr. Chang.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Composition of the Board of Directors

      The Company’s Amended and Restated Bye-Laws provide for two or more directors. As of May 3, 2002, the number of directors of the Company was changed from ten to nine, upon the Board’s acceptance of Avigdor Willenz’s retirement from its ranks. The Company’s Board of Directors is divided into three classes, each serving staggered three-year terms, which means that only one class of directors is elected at each Annual General Meeting of Shareholders, with the other classes continuing for the remainder of their respective terms. Directors may only be removed for cause by a special resolution of the Company.

Board of Directors Meetings and Attendance and Compensation

Meetings of the Board of Directors

      There were nine meetings of the Board of Directors in fiscal 2002. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which such director served.

Compensation of Directors

      The Company’s directors generally do not receive cash compensation for their service as directors or as members of any committee of the Board of Directors. Under the Company’s 1997 Directors’ Stock Option

Plan, each new non-employee director receives an option to purchase 30,000 shares of common stock upon joining the Board of Directors. These options vest 20% one year after the vesting commencement date and remaining shares vest one-sixtieth per month over the remaining forty-eight months, provided that the non-employee director remains a director of the Company through such period. In addition, under the plan, each incumbent non-employee director is granted an option to purchase an additional 6,000 shares of the Company’s common stock on the date of each annual general meeting of the Company, provided that on such date the director has served on the board for at least six months prior to the date of such annual general meeting. These options vest one-twelfth per month over twelve months after the fourth anniversary of the vesting commencement date, provided that the non-employee director remains a director of the Company through such period. The exercise price per share for each option is equal to the fair market value on the date of grant. During fiscal 2002, Mr. Banatao received from the Company a fee of $18,000 for services provided to the Company in his capacity of Co-Chairman of the Board of Directors.

Committees of the Board of Directors and Attendance

      The Company’s Board of Directors has a standing Audit Committee, Compensation Committee and Stock Option Committee. The current membership of each committee is as follows, with the Chairman of the committee listed first in each case:

Audit Committee	Compensation Committee	Stock Option Committee

Diosdado P. Banatao	Diosdado P. Banatao	Sehat Sutardja
Kuo Wei (Herbert) Chang	Kuo Wei (Herbert) Chang	Weili Dai
Ronald D. Verdoorn	John M. Cioffi
Paul Gray

Audit Committee

      The Audit Committee’s responsibilities are generally to assist the Board in fulfilling its legal and fiduciary responsibilities relating to accounting, audit and reporting policies and practices of the Company and its subsidiaries. The Audit Committee also, among other things, oversees the Company’s financial reporting process, recommends to the Board of Directors the engagement of the Company’s independent auditors, monitors and reviews the quality and activities of the Company’s internal audit function and those of its independent auditors, and monitors the adequacy of the Company’s operating and internal controls as reported by management and internal auditors. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee charter, as amended to date, was included as Appendix C to the Company’s proxy statement filed in connection with the Company’s 2001 Annual General Meeting of Shareholders. The Board of Directors has determined that the members of the Audit Committee are independent as defined under the National Association of Securities Dealers’ listing standards. The Audit Committee meets quarterly and at such additional times as are necessary or advisable. The Audit Committee held ten meetings during fiscal 2002.

Compensation Committee

      The Compensation Committee has the authority to approve salaries and bonuses and other compensation matters for the Company’s executive officers and consultants, to approve employee health and benefit plans and to administer its stock option plans. The Compensation Committee did not hold a meeting during fiscal 2002.

Stock Option Committee

      The Stock Option Committee is authorized to make grants of stock options under the Company’s 1995 Stock Option Plan to employees of the Company other than the executive officers. The Stock Option Committee held nine meetings during fiscal 2002.

Nominations for Election of Directors

      The Company’s Board of Directors selects nominees for election as directors. The candidates for election at this Annual General Meeting were nominated by the Board of Directors. The Board of Directors will consider proposals for nomination from shareholders that are made in writing to the Secretary, that are timely and that contain sufficient background information concerning the nominee to enable proper judgment to be made as to his or her qualifications. See “Shareholders’ Proposals For The 2003 Annual General Meeting” on page 21.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Company’s Compensation Committee for fiscal 2002 consisted of the following members: Diosdado P. Banatao, Kuo Wei (Herbert) Chang, John M. Cioffi, and Paul Gray. No member of the Compensation Committee is a current or former officer or employee of the Company or its subsidiaries or had any relationship to the Company requiring disclosure herein under the applicable rules of the Securities and Exchange Commission. In addition, to the Company’s knowledge, there are no Compensation Committee interlocks between the Company and other entities, involving the Company’s executive officers or Board members who serve as executive officers or board members of such other entities.

Management

      Set forth below is certain information regarding the executive officers and some of the other officers of the Company and its subsidiaries, together with the positions currently held by those persons, as of May 3, 2002, other than the Company’s directors, information for whom is set forth beginning at page 4 of this proxy statement.

      George Hervey joined Marvell in April 2000 as our Vice President of Finance and Chief Financial Officer, and serves in a similar capacity for Marvell Semiconductor, Inc. From March 1997 to April 2000, Mr. Hervey served as Senior Vice President, Chief Financial Officer and Secretary for Galileo Technology Ltd., which Marvell acquired in January 2001. From June 1992 to February 1997, Mr. Hervey was Senior Vice President and Chief Financial Officer of S3 Incorporated, a designer and manufacturer of graphics and video accelerators for personal computers and related peripheral products. Mr. Hervey holds a Bachelor of Science degree in Business Administration from the University of Rhode Island.

      Dr. Alan Armstrong, Ph.D., has served as Vice President of Marketing of the Storage Business Group of Marvell Semiconductor, Inc. since July 1999. From 1991 until 1999, Dr. Armstrong held various positions at Cirrus Logic Inc., a designer and manufacturer of analog and mixed signal circuits, including Director of Product Planning and Applications for Data Storage Products. Dr. Armstrong holds a Bachelor of Science degree in Electrical Engineering from San Diego State University and Master of Science and Ph.D. degrees in Electrical Engineering from the University of California at San Diego.

      Saeed (Sam) Azimi has served as Vice President of System-On-Chip Development of the Storage Business Group of Marvell Semiconductor, Inc. since June 2001. Mr. Azimi served as a System Integration Manager of Marvell Semiconductor, Inc. from November 1997 through May 2001. From 1993 until October 1997, Mr. Azimi held an engineering management position at GEC Plessey Semiconductor, a designer and manufacturer of mixed-signal integrated circuits. Mr. Azimi holds Bachelor of Science and Master of Science degrees in Electrical Engineering from the University of Missouri at Rolla.

      Dr. Jim Ballingall, Ph.D., joined Marvell Semiconductor, Inc. in September 2001 as Vice President of Worldwide Operations. From 1997 until September 2001, Dr. Ballingall was Vice President of Worldwide Marketing at UMC, a leading semiconductor foundry. From 1996 until 1997, Dr. Ballingall was General Manager at Novellus Systems, a semiconductor equipment manufacturer. Dr. Ballingall holds a Bachelor of Science degree in Engineering Physics from the University of California at Berkeley and Master of Science and Ph.D. degrees in Applied Physics from Cornell University.

      Kaushik Banerjee has served as Vice President of System-On-Chip Development of the Communications Business Group of Marvell Semiconductor, Inc. since April 2001. From September 1998 until April 2001, Mr. Banerjee served in various positions at Fujitsu Microelectronics, including Vice President of high-end

WAN/LAN Business Unit at Fujitsu Microelectronics. Prior to that, Mr. Banerjee held various engineering management positions at Silicon Graphics, Inc. and InnovaCom Inc. Mr. Banerjee holds a Bachelor of Science degree in Electrical Engineering from Pratt University and a Master of Science degree in Electrical Engineering from Cornell University.

      Bill Brennan has served as Vice President of Worldwide Sales of the Storage Business Group of Marvell Semiconductor, Inc. since June 2000. From 1993 until May 2000, Mr. Brennan served as Vice President for Exis, Inc., a firm specializing in account management for semiconductor companies. Mr. Brennan holds a Bachelor of Science degree in Electrical Engineering from the University of Colorado.

      Toai Doan has served as Vice President of Read Channel Development of the Storage Business Group of Marvell Semiconductor, Inc. since February 2002. Mr. Doan joined Marvell in November 1997 as Engineering Manager of Signal Processing Technology. From December 1995 until October 1997, Mr. Doan held an engineering management position at GEC Plessey Semiconductor. Mr. Doan holds a Bachelor of Science degree in Electrical Engineering from Massachusetts Institute of Technology and a Master of Science degree in Electrical Engineering from Northeastern University.

      Matthew Gloss has served as Vice President of Business Affairs and General Counsel of Marvell Semiconductor, Inc. since April 2001. Mr. Gloss served as Business Development Manager and Corporate Counsel of Marvell Semiconductor, Inc. from April 2000 through March 2001. From August 1997 to April 2000, Mr. Gloss was an associate attorney at Pillsbury Madison and Sutro LLP (now Pillsbury Winthrop LLP) and additionally worked as independent counsel to numerous, private technology companies. Mr. Gloss holds a Bachelor of Science degree in Economics from the University of Illinois, a Juris Doctorate degree from DePaul University and a Master of Business Administration degree from the Wharton School.

      Dr. Gani Jusuf, Ph.D., has served as Vice President of Product Development of the Communications Business Group of Marvell Semiconductor, Inc. since February 2000. From September 1998 to February 2000, Dr. Jusuf was a Research and Development Manager for Agilent Technologies, Inc., which develops test, measurement and monitoring products and devices. From 1995 to August 1998, Dr. Jusuf served as Director of Engineering for Marvell Semiconductor, Inc., where he was responsible for product definition and development. Dr. Jusuf holds Bachelor of Science, Master of Science and Ph.D. degrees in Electrical Engineering and Computer Science from the University of California at Berkeley.

      Dr. Hoo Kuong, Ph.D., has served as General Manager of Marvell Asia Pte. Ltd. since June 2000. From March 1996 to September 1999, Dr. Kuong was co-founder and CEO of AIC Semiconductor, Malaysia, an IC package assembly and testing sub-contractor for multi-national companies. Dr. Kuong holds a Bachelor of Science degree from National Cheng Kung University, Taiwan and Master of Science and Ph.D. degrees in Semiconductor Physics from Purdue University.

      Eliaz Lavi joined Marvell in January 2001, upon Marvell’s acquisition of Galileo, as Vice President of Operations of Galileo Technology Ltd. Mr. Lavi has served as Vice President and Co-General Manager of Galileo since October 2001. From 1996 until Marvell’s acquisition of Galileo, Mr. Lavi was Vice President of Operations of Galileo Technology Ltd. Mr. Lavi holds a Bachelor of Science degree in Electrical Engineering from the Technion in Israel.

      Eitan Medina joined Marvell in January 2001, upon Marvell’s acquisition of Galileo, as Vice President of Product Definition and Chief Technology Officer of Galileo Technology Ltd. From 1996 until Marvell’s acquisition of Galileo, Mr. Medina served in various technical and management positions at Galileo Technology Ltd. From 1992 until 1996, Mr. Medina was Manager of the Implementation Group at Digital Equipment Corporation. Mr. Medina holds a Bachelor of Science degree in Electrical Engineering from the Technion in Israel.

      Dr. Nersi Nazari, Ph.D., has served as Vice President of Signal Processing Technology of Marvell Semiconductor, Inc. since October 1997. From 1994 until 1997, Dr. Nazari served as Chief Technologist at GEC Plessey Semiconductors, a designer and manufacturer of integrated circuits, including data storage and data communications products. Dr. Nazari holds Bachelor of Science degrees in Electrical Engineering and Mathematics from Southern Illinois University, a Master of Science degree in Electrical Engineering from the University of Missouri, and a Ph.D. in Electrical Engineering from the University of Colorado.

      Gary Smerdon joined Marvell in January 2001, upon Marvell’s acquisition of Galileo, as the Vice President of Marketing of the Switching Products Business Unit of the Communications Business Group of Marvell Semiconductor, Inc. In June 2001, Mr. Smerdon became Vice President of Marketing of the Communications Business Group of Marvell Semiconductor, Inc. From September 2000 until Marvell’s acquisition of Galileo, Mr. Smerdon served as Vice President of Marketing, Switching Products Group of Galileo Technology, Inc. From May 1999 to August 2000, Mr. Smerdon was Vice President of Sales for RealChip Communications, Inc., a communications semiconductor startup. Prior to RealChip, Mr. Smerdon spent the past 14 years at Advanced Micro Devices, Inc., where he held marketing and sales positions, most recently as Director of Marketing for the Networking Products Division. Mr. Smerdon holds a Bachelor of Science degree in Electrical Engineering from Duke University.

      Moshe Steiner joined Marvell in January 2001, upon Marvell’s acquisition of Galileo, as the Vice President and General Manager of the Switching Products Business Unit of the Communications Business Group of Galileo Technology Ltd. Since October 2001, he has served as Vice President and Co-General Manager of Galileo. From October 1999 until Marvell’s acquisition of Galileo, Mr. Steiner served as Vice President and General Manager of the Switching Products Group of Galileo Technology, Ltd., and from February 1998 to October 1999, he served as Local Area Network Products Director of Galileo Technology, Ltd. From February 1996 to January 1998, Mr. Steiner was Vice President of Technologies at Zapex Technologies, Inc., a Japanese-American VLSI company that developed solutions for MPEG-2 digital video compression applications. Mr. Steiner holds a Bachelor of Science degree in Civil Engineering and a Master of Business Administration degree from the Technion in Israel.

      Gary Szilagyi has served as Vice President of Worldwide Sales of the Communications Business Group of Marvell Semiconductor, Inc. since February 2002. From January 2001 until January 2002, Mr. Szilagyi was Vice President of Strategic Account Sales of the Communications Business Group of Marvell Semiconductor, Inc. From 1997 until Marvell’s acquisition of Galileo, Mr. Szilagyi served as Director of Sales for Galileo Technology, Inc. From 1991 to 1997, he served in various sales and sales management capacities at Integrated Devices Technology, Inc, including worldwide strategic account management. Mr. Szilagyi holds a Bachelor of Science degree in Electrical Engineering from the University of California at Santa Barbara and a Master of Business Administration from San Jose State University.

      Lawrence Tse has served as Vice President of Engineering, Wireless Products, of Marvell Semiconductor, Inc. since June 2000. From 1998 to 2000, Mr. Tse served as the Vice President of Engineering for Volterra Semiconductor Corporation, a designer and manufacturer of Power Management Products. From 1990 until 1998, he held various positions at Chrontel, Inc., a designer and manufacturer of mixed-signal Visual Communication Products, most recently as Vice President of Engineering. Mr. Tse holds a Bachelor of Engineering degree in Electrical Engineering from McMaster University, Canada, and a Master of Science degree in Electrical Engineering from the University of California at Berkeley.

      Dr. Albert Wu, Ph.D., joined Marvell Semiconductor, Inc. in August 1998 as the Director of Manufacturing Technology. In November 2001, he was appointed Vice President of Operations of Marvell Semiconductor, Inc. From March 1997 to July 1998, Dr. Wu served as Director of Process Technology Development at Winbond Electronics. From September 1993 to February 1997, Dr. Wu served as Director of Engineering at Monolithic System Technologies, Inc. Dr. Wu holds a Bachelor of Science degree in Electrical Engineering from National Taiwan University and Master of Science and Ph.D degrees in Electrical Engineering from the University of California at Berkeley.

      Dr. LeeChung Yiu, Ph.D., has served as Vice President of Engineering, Core Technology, of Marvell Semiconductor, Inc. since May 1999. From 1994 until 1997, Dr. Yiu served as the Director of Engineering for SEEQ Technology Inc., a supplier of Ethernet data communications products for networking applications. From 1997 until 1999, Dr. Yiu was the Vice President of Engineering for Newave Semiconductor Corporation, a privately held company developing integrated circuits for the telecommunications market. Dr. Yiu holds a Bachelor of Science degree in Electrical Engineering from National Taiwan University and Master of Science and Ph.D. degrees in Electrical Engineering from the University of California at Berkeley.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table shows the cash compensation paid or accrued to the Company’s Chief Executive Officer and each of its three most highly compensated executive officers other than the Chief Executive Officer for the fiscal year ended February 2, 2002. The Company did not make any restricted stock awards or long-term incentive plan payments in the fiscal year ended February 2, 2002. All amounts are in United States dollars.

				Long Term
				Compensation
				Awards
		Annual
		Compensation(1)		Securities
				Underlying	All Other
Name And Principal Positions	Fiscal Year	Salary($)	Bonus($)	Options(#)	Compensation(2)

Sehat Sutardja	2002	$250,000	—	—	—
Co-Chairman of the Board,	2001	$250,000	—	—	$1,628
President and Chief Executive Officer	2000	$100,000	—	—	$3,081
Weili Dai	2002	$200,000	—	—	—
Executive Vice President,	2001	$200,000	—	—	$1,628
Secretary and Director	2000	$100,000	—	—	$3,081
Pantas Sutardja	2002	$230,000	—	—	—
Vice President and Director	2001	$230,000	—	—	$1,628
	2000	$100,000	—	—	$3,081
George Hervey(3)	2002	$198,000	—	—	—
Vice President of Finance	2001	$138,462	—	800,000	—
and Chief Financial Officer

(1)	The amount of cash compensation does not include the aggregate value of personal benefits or securities, property or other non-cash compensation paid or distributed other than pursuant to a plan that was less than the lesser of $50,000 and 10% of the cash compensation received by such officer, which represents the threshold reporting requirement.

(2)	These amounts consist of discretionary profit sharing payments.

(3)	Mr. Hervey joined the Company in April 2000.

Option Grants in Last Fiscal Year

      During Fiscal 2002, none of the named executive officers received an option grant.

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table shows the number of options exercised during fiscal 2002 and the number of unexercised options previously granted to the named executive officers that were exercisable and unexercisable at February 2, 2002.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options at		Options at
	Shares		February 2, 2002(#)		February 2, 2002($)(2)
	Acquired on	Value Realized
Name	Exercise(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Sehat Sutardja	—	—	—	—	—	—
Weili Dai	—	—	—	—	—	—
Pantas Sutardja	—	—	—	—	—	—
George Hervey	77,500	$1,545,000	198,499	524,001	$5,686,000	$14,970,000

(1)	Based on the market price of the purchased shares on the exercise date less the option exercise price paid for those shares.

(2)	The closing price of the Company’s common stock on February 1, 2002 (the last trading day prior to February 2, 2002) was $40.20 per share.

Employment Contracts and Change-in-Control Arrangements

      The Company does not have any employment agreements with any of its executive officers. Nor does the Company have any compensatory plan or arrangement that would result in any payments to any executive officers upon such officer’s resignation, retirement or other termination or from a change in control of the Company. Accordingly any of the Company’s executive officers may resign at any time and the employment of any executive officer may be terminated at any time by the Board of Directors.

      The Report of the Compensation Committee, the Report of the Audit Committee and the Stock Price Performance Graph that appear immediately below shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

REPORT OF THE COMPENSATION COMMITTEE

To: The Board of Directors:

      As members of the Compensation Committee we are responsible for reviewing and recommending compensation levels of persons designated as executive officers by the Board of Directors and reviewing and recommending stock option grants and other related compensation matters pertaining to the executive officers.

Overall Executive Compensation Philosophy

      It is the duty of the Compensation Committee to review and determine the salaries, stock option grants and bonuses of executive officers of the Company and to establish the general compensation policies for such individuals. The Compensation Committee believes that the compensation programs for executive officers should reflect the Company’s performance and the value created for our shareholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company, should reward individual contributions to the Company’s success, and reflect comparable market salaries for similar officers within the Company’s industry.

      The Compensation Committee’s policy is to provide these officers with compensation opportunities that are based upon their personal performance, the financial performance of the Company and their contribution to that performance, and that are competitive enough to attract and retain highly skilled individuals. With the exception of our three founders, Dr. Sehat Sutardja, Ms. Weili Dai and Dr. Pantas Sutardja, each officer’s compensation package is comprised of two elements: (i) a base salary and (ii) long-term incentives through the award of stock options under the Company’s stock option plans.

      The compensation package of Dr. Sehat Sutardja, Ms. Dai and Dr. Pantas Sutardja is comprised solely of base salary. At present for these officers, no long-term, stock-based incentive awards have been made available to these three officers, as the Compensation Committee believes that their share holdings in the Company are sizable enough to ensure these officers’ financial interests are aligned with those of the other shareholders of the Company.

      The Company and the Compensation Committee currently do not endorse employment contracts and, therefore, none of the current executive officers of the Company is a party to an employment contract.

Annual Salary and Incentive Compensation Program

      The principal factors that we took into account in establishing the officers’ compensation packages for the 2001 fiscal year are described below. The Compensation Committee may, however, in its discretion apply entirely different factors, such as different measures of financial performance, or create different compensation elements, in future fiscal years.

      Base Salaries     The base salary for each executive officer was generally established on the basis of relative parity with other executive officers of the Company’s industry.

      Stock Option Grants     The Company does not offer a long-term cash incentive plan. To reward executives on a long-term basis, stock options have been granted to provide the equity link to shareholders. Stock options may be granted to executive officers and other employees under the Company’s Amended and Restated 1995 Stock Option Plan. Because of the direct relationship between the value of an option and the stock price, the Compensation Committee believes that options motivate those executive officers granted options to manage the Company in a manner that is consistent with shareholder interests. Stock option grants are intended to focus the attention of the recipient on the Company’s long-term performance, which the Company believes results in improved shareholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earnings potential. To this end, stock options generally vest and become fully exercisable over a five-year period. Initial option grants typically vest as follows: 20% of the total shares underlying the option on the first anniversary of the vesting commencement date and  1/60 of the total shares on the monthly anniversary of the vesting commencement date thereafter. The principal factors considered in granting stock options to executive officers of the Company are the executive officer’s equity interest in the Company, and the executive officer’s prior performance, level of responsibility, other compensation and the executive officer’s ability to influence the Company’s long-term growth and profitability. The Stock Option Committee, [which reports to the Compensation Committee] determines the grants of stock options to executive officers.

Compensation of the President and CEO

      The Compensation Committee has set the base salary of Dr. Sehat Sutardja at a level that it believes is substantially at the median of base salary level of chief executive officers of those companies with which the Company competes for executive talent. Because Dr. Sehat Sutardja holds a significant equity stake in the Company, the Compensation Committee believes that he has a significant incentive to continue contributing to the Company’s financial success because he will benefit from any appreciation in the value of the Company’s common stock.

      It is the opinion of the Compensation Committee that its compensation policies and plans provide the necessary total remuneration program to properly align the interests of each of the foregoing executive officers and the interests of the Company’s shareholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

      Submitted by the Compensation Committee of the Company’s Board of Directors:

COMPENSATION COMMITTEE

Diosdado P. Banatao
Kuo Wei (Herbert) Chang
John M. Cioffi
Paul R. Gray

May 3, 2002

REPORT OF THE AUDIT COMMITTEE

To: The Board of Directors

      As members of the Audit Committee for the 2002 fiscal year, we are responsible for representing the Board of Directors in discharging its responsibilities relating to the accounting, reporting, and financial practices of the Company and its subsidiaries, and have general responsibility for overseeing the system of internal controls and accounting and audit activities of the Company and its subsidiaries. The Board of Directors has determined that each member of the Audit Committee is an independent director as defined under the rules of National Association of Securities Dealers.

      A copy of the amended Audit Committee Charter was attached as Appendix C to the Company’s proxy statement filed in connection with the Company’s 2001 Annual General Meeting of Shareholders.

      The Audit Committee has reviewed and discussed with management and the independent accountants the audited financial statements of the Company. Management has the primary responsibility for the financial statements and the reporting process of the Company. PricewaterhouseCoopers LLP, the Company’s

independent accountants, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

      The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statements on Auditing Standards No. 61 (Communication with Audit Committees). In addition, PricewaterhouseCoopers LLP has provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the committee discussed with PricewaterhouseCoopers LLP their independence from the Company and its management. The Audit Committee also considered PricewaterhouseCoopers LLP’s provision of non-audit services to the Company and determined that such provision of such services was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

      Based on the review and discussions referred to above, the Audit Committee recommended, and the Board of Directors approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended February 2, 2002, for filing with the Securities and Exchange Commission and that PricewaterhouseCoopers LLP be appointed independent accountants for the Company for fiscal 2003.

AUDIT COMMITTEE

Diosdado P. Banatao
Kuo Wei (Herbert) Chang
Ronald D. Verdoorn

May 3, 2002

STOCK PRICE PERFORMANCE GRAPH

      The graph below compares the cumulative total shareholder return of the Company’s common stock with the cumulative total return of the S&P 500 Index and the Hambrecht & Quist Technology Index since June 30, 2000, when the Company’s common stock was first registered under the Exchange Act, through February 2, 2002. The graph assumes that $100 was invested on June 30, 2000 in the Company’s common stock and each index and that any dividends were reinvested. No cash dividends have been declared on the Company’s common stock since the initial public offering. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN

AMONG MARVELL TECHNOLOGY GROUP LTD.,
S&P 500 INDEX AND H&Q TECHNOLOGY INDEX

	6/27/00	6/30/00	9/30/00	12/31/00	3/31/01	6/30/01	9/30/01	12/31/01	2/02/02

MARVELL TECHNOLOGY GROUP LTD	100.00	100.66	136.20	38.74	21.30	47.51	25.34	63.26	70.99
H&Q TECHNOLOGY INDEX	100.00	102.19	100.33	65.20	45.59	50.83	33.29	45.07	43.57
S&P 500 INDEX	100.00	100.00	99.03	91.28	80.46	85.17	72.67	80.43	79.26

Assumes $100 invested on June 27, 2000

Assumes dividend reinvested fiscal year ending Feb. 2, 2002

(1)	The Company’s common stock returns were calculated based on the closing sales prices per share of the common stock as follows: June 27, 2000 (initial trading day), $56.63; June 30, 2000, $57.00; September 29, 2000, $77.13; December 29, 2000, $21.94; March 30, 2001, $12.06; June 29, 2001, $26.90; September 28, 2001, $14.35; December 31, 2001, $35.82; February 1, 2002, $40.20.

(2)	The $15.00 per share initial public offering price of the Company’s common stock was not used in calculating the Company’s graph points.

INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP, independent public accountants, have been the auditors for the financial statements of the Company for each year since the year ended January 31, 1998. Representatives of PricewaterhouseCoopers LLP will be present at the 2002 Annual General Meeting, and they will be given an opportunity to make a statement if they desire to do so and will be available to respond to any appropriate questions from shareholders.

      In addition to retaining PricewaterhouseCoopers LLP to audit the consolidated financial statements for fiscal 2002, the Company and its subsidiaries retained PricewaterhouseCoopers LLP to provide various consulting services in fiscal 2002. The aggregate fees billed for professional services by PricewaterhouseCoopers LLP in fiscal 2002 for these various services were:

      Audit Fees:     Aggregate fees for the fiscal year ended February 2, 2002, for the audit of our annual financial statements and review of our quarterly financial statements included in our quarterly reports on Form 10-Q were approximately $431,000 of which $335,000 had been billed through February 2, 2002.

      Financial Information Systems Design and Implementation Fees:     No services were rendered by PricewaterhouseCoopers LLP in connection with financial information systems design and implementation, and as a result no fees were billed with respect to such matters.

      All Other Fees:     Fees of $185,000 were billed for other services, including tax services and services related to mergers and acquisitions.

      As noted in the report of the Audit Committee at page 18 of this proxy statement, the Audit Committee considered the provision by PricewaterhouseCoopers LLP of non-audit services to the Company and determined that the provision of such services was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

RELATED PARTY TRANSACTIONS

      Since February 1, 2001, there has not been nor is there currently proposed any transaction or series of similar transactions to which Marvell was or will be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of Marvell’s stock or any member of his or her immediate family had or will have a direct or indirect material interest, except as noted below.

      In October 2001, the Company entered into a lease agreement with a design firm for certain computer-aided design software. An officer, founder and significant shareholder of the design technology firm, Wei-jin Dai, is the brother of Weili Dai and brother-in-law of Dr. Sehat Sutardja, and is also a shareholder of Marvell. The Company selected this software product after an evaluation of competitive products on the strength of its merits and the contract was negotiated at arms’ length. Total principle and interest payments over the 6-year term of the lease will be $13.2 million.

SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL GENERAL MEETING

      Under United States federal securities laws, any proposal of an eligible shareholder of the Company that such shareholder wishes to have considered for inclusion in the Company’s proxy solicitation materials relating to the Company’s 2003 Annual General Meeting of Shareholders must be received by the Company at its principal executive offices no later than January 31, 2003. Under United States Federal Securities Laws, a shareholder is eligible to present proposals to the Board of Directors if he or she is the record or beneficial owner of at least one percent or $2,000 in market value of securities entitled to be voted at the 2003 Annual General Meeting and has held such securities for at least one year, and he or she continues to own such securities through the date on which the meeting is held.

      Although information received after such date will not be included in proxy materials sent to shareholders, a shareholder proposal for the nomination of directors may still be presented at the Annual

General Meeting if such proposal complies with the Company’s Bye-Laws then in effect. In accordance with Bye-Law 34 of the Company’s Amended and Restated Bye-Laws currently in effect, shareholder nominations for election of directors may be voted on at an Annual General Meeting only if such nominations are made pursuant to written notice timely given to the Corporate Secretary accompanied by certain information. To be timely, a shareholder’s written notice must be received at the principal executive offices of the Company not earlier than the 90th day prior to anniversary of the prior year’s Annual General Meeting nor later than the 60th day prior to such anniversary. Under Bye-Laws 12(5)(b) and 34 of the Company’s Second Amended and Restated Bye-laws, to be timely the shareholder’s written notice must be received by the Company not less than 60 nor more than 180 days prior to the date set for annual meeting (or if no such date is set, the date that is not less than 60 nor more than 180 days prior to the anniversary of the previous year’s annual meeting). The notice must contain the name and business background of any person being nominated by such shareholder as a director and all material information on any proposal, statement or resolution to be put to the meeting and details of the shareholder submitting the proposal, statement or resolution, as well as other information that may be specified by the Board of Directors. The Board of Directors will review proposals from eligible shareholders which it receives by that date and will determine whether any such proposal has been received in accordance with the Company’s Bye-Laws then in effect and whether any such proposal will be acted upon at the Annual General Meeting.

      All shareholder proposals should be sent to the Secretary at the Company’s principal executive offices located at 4th Floor, Windsor Place, 22 Queen Street, P.O. Box HM 1179, Hamilton HM EX, Bermuda.

      In addition, Section 79 of the Companies Act 1981 of Bermuda, provides that shareholders representing either: (1) 5% of the total voting power of the shares of common stock eligible to vote at a general meeting of the Company; or (2) not less than one hundred shareholders; may propose any resolution which may be properly be moved at the next Annual General Meeting of the Company; or circulate a statement with respect to any matter referred to in a proposed resolution at the next Annual General Meeting of the Company. To be timely, the proposal requiring notice of a resolution must be deposited at the registered office of the Company at least six weeks before the Annual General Meeting. Notice of a statement referred to in a proposed resolution must be deposited at the registered office of the Company not less than one week prior to the Annual General Meeting. In each case, the shareholders proposing the requisition must deposit with the Company funds sufficient to meet the Company’s expenses incurred to give effect to the shareholder proposal.

OTHER MATTERS

      At the time of preparation of this proxy statement, the Board of Directors of the Company was not aware of any other matters to be brought before the Annual General Meeting. No eligible shareholder had submitted notice of any proposal before the printing and mailing of this proxy statement. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder, officers and directors of the Company and persons who beneficially own more than 10% of the common stock of the Company are required to file with the SEC and furnish to the Company reports of ownership and change in ownership with respect to all equity securities of the Company.

      Based solely on its review of the copies of such reports received by it during or with respect to the fiscal year ended February 2, 2002, and written representations from such reporting persons, the Company believes that its officers, directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to such individuals, except that Form 5 reports reporting the automatic grants to five non-employee directors of stock options under the formula set forth in the Company’s 1997 Directors’ Stock Option Plan in both 2000 (upon the completion of the Company’s initial public offering) and in 2001 were not timely filed; Diosdado

Banatao filed a Form 4 two days late, and Avigdor Willenz was eight days late in filing a Form 4. Forms have subsequently been filed or are being prepared for filing with the Securities and Exchange commission for each of these transactions.

ANNUAL REPORT ON FORM 10-K

      Along with this proxy statement, the Company has provided each shareholder entitled to vote, a copy of its Annual Report on Form 10-K for the year ended February 2, 2002 without the exhibits thereto. The Company will provide, without charge, a copy of its 2002 Form 10-K, or a copy of the exhibits to its 2002 Form 10-K, upon the written or oral request of any shareholder or beneficial owner of common stock. Requests should be directed to the following address:

General Counsel

Marvell Semiconductor, Inc.
700 First Avenue
Sunnyvale, California 94089
Telephone: (408) 222-2500

By order of the board of directors,

/s/ WEILI DAI

WEILI DAI
Secretary

Sunnyvale, California

May 21, 2002

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     If you have any questions, or have any difficulty voting your shares, please contact Matthew Gloss at (408) 222-2500.

The Annual General Meeting of Shareholders of

Marvell Technology Group Ltd.

will be held at the offices of

Marvell Semiconductor, Inc.
700 First Avenue
Sunnyvale, California 94089
on
Friday, June 21, 2002
at 2:00 P.M., Local Time

DIRECTIONS:

FROM SAN FRANCISCO AIRPORT: Take the 101 South. Take the Highway 237 exit East. Take the Mathilda Avenue exit North. Turn left onto 3rd Avenue. Turn right into the Marvell parking lot. (approximate time 30 minutes)

FROM SAN JOSE AIRPORT: Take the 101 North. Take the Mathilda Avenue North exit. Turn left onto 3rd Avenue. Turn right into the Marvell parking lot. (approximate time 15 minutes)

The Annual General Meeting of Shareholders
of
Marvell Technology Group Ltd.
will be held at:

Marvell Semiconductor, Inc.

700 First Avenue
Sunnyvale, California 94089
Friday, June 21, 2002
2:00 p.m., Local Time

For your vote to count, your proxy card must be received by 1:00 p.m., local time, on June 21, 2002 at the address set forth on the reverse hereof. Regardless of the number of shares you own or whether you plan to attend the meeting, it is important that your shares be represented and voted. Please complete, sign, date and return this proxy card. Returning this proxy card does NOT deprive you of your right to attend the Annual General Meeting and to vote your shares in person.

. FOLD AND DETACH HERE .

Marvell Technology Group Ltd.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE COMPANY FOR THE ANNUAL GENERAL MEETING ON JUNE 21, 2002

The undersigned, a shareholder of MARVELL TECHNOLOGY GROUP LTD., a Bermuda corporation (“Marvell”), acknowledges receipt of a copy of the Notice of Annual General Meeting of Shareholders of Marvell and the accompanying Proxy Statement and Marvell’s Annual Report on Form 10-K for the year ended February 2, 2002; and, revoking any proxy previously given, hereby constitutes and appoints Sehat Sutardja and George Hervey, and each of them, his, her or its true and lawful agents and proxies with full power of substitution in each, to vote the shares of common stock of Marvell standing in the name of the undersigned at the Annual General Meeting of Shareholders of Marvell to be held on Friday, June 21, 2002 at 2:00 p.m., local time, and at any adjournment thereof, on all matters coming before such meeting as set forth on the reverse hereof or, to the extent no such instruction is given, as set forth herein, and authorizes each of the undersigned’s lawful agents and proxies to vote in his discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please complete, sign, date and return the proxy card promptly using the enclosed envelope.

YOUR VOTE IS VERY IMPORTANT.

SEE REVERSE SIDE

MARVELL TECHNOLOGY GROUP LTD.
PROXY VOTING INSTRUCTION CARD

Dear Marvell Shareholder:

       Your vote is important. Please consider the proposals discussed in Marvell’s enclosed Proxy Statement and cast your vote by:

•	Completing, dating, signing and mailing the proxy card in the enclosed postage-paid envelope; or

•	Sending the proxy card, if the envelope is missing, to:

Marvell Technology Group Ltd.
c/o First Union National Bank
Attn: Proxy Tabulation NC-1153
P.O. Box 217950
Charlotte, NC 28254-3555

If you receive more than one set of proxy materials from Marvell, please act promptly on each set you receive because each set represents separate shares. If you return multiple cards, you may use the same return envelope. Please indicate if you plan to attend the meeting in the box provided. If you wish to revoke your proxy you may do so at any time before your proxy is voted at the Annual General Meeting. You can do this in one of three ways:

(1)	you can send a written notice stating that you want to revoke your proxy;

(2)	you can complete and submit a new proxy card; or

(3)	you can attend the Annual General Meeting and vote in person.

You must submit your notice of revocation or a new proxy card to Marvell at the address set forth above. Your notice of revocation or new proxy card must be received by 1:00 p.m. local time on June 21, 2002.

☒ Please mark your votes as in this example.

Unless otherwise specified, this proxy will be voted FOR each of the nominees for director and each proposal listed below.

1. Election of three directors	Nominees: 1. Diosdado P. Banatao 2. Kuo Wei (Herbert) Chang 3. Ronald D. Verdoorn	2. Re-appointment of PricewaterhouseCoopers LLP as the independent auditors of Marvell for Marvell’s 2003 fiscal year and authorization for the Board of Directors of Marvell to fix the auditor’s remuneration for fiscal 2003
FOR all Nominees listed (except as marked to the contrary below) ☐	WITHHOLD authority to vote for all nominees ☐	☐ FOR ☐ AGAINST ☐ ABSTAIN
To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) in the space provided below.

☐ I plan on attending the meeting.

This proxy must be signed exactly as the shareholder name appears hereon. In the case of joint ownership, any owner may sign but the vote of a senior shareholder who tenders a vote, in person or by proxy, will be accepted to the exclusion of the other owners. Seniority is determined by the order in which the names stand in the Register of Shareholders. Executors, administrators, trustees, etc., should give their full title, as such. If the shareholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.

SIGNATURE(S)	DATE